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                                                           EXHIBIT 10.84



                              SECURITY AGREEMENT

      SECURITY AGREEMENT dated as of August 30, 1996 between SUGARLOAF MOUNTAIN CORPORATION, a Maine corporation, MOUNTAINSIDE, a Maine corporation, and SUGARTECH, a Maine corporation, (each a "Debtor" and collectively, the "Debtors") and FLEET NATIONAL BANK, as agent (the "Agent") for itself and the other lenders which are, or may in the future become, parties to that certain Credit Agreement (as hereinafter defined).

                                   Recitals

      Pursuant to a joinder of even date herewith, the Debtors are parties to that certain Credit Agreement dated as of June 28, 1996 (as amended and in effect from time to time, the "Credit Agreement"), among the Debtors, the banks and other financial institutions from time to time parties thereto (together with their successors and assigns, the "Lenders"), and the Agent. Capitalized terms used and not defined herein shall have the same definition as in the Credit Agreement. Pursuant to the Credit Agreement, the Lenders have, upon the terms and subject to the conditions contained therein, agreed to make loans and otherwise extend credit to the Debtors. It is a condition precedent to the Lenders making any loans or otherwise extending credit to the Debtors under the Credit Agreement that the Debtors execute and deliver to the Agent, for the benefit of the Lenders and the Agent, this Security Agreement, as security for the payment and performance of all obligations of each of the Debtors to the Agent and the Lenders.

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                         ARTICLE 1.  GRANT OF SECURITY

      Section 1.1 Grant of Security. Each Debtor hereby grants to the Agent a continuing security interest ("Security Interest") in and to all personal property and fixtures of the Debtor, whether now or hereafter existing or now or hereafter acquired and wherever located, including all equipment, accounts, inventory and general intangibles, all as more fully described as follows (the "Collateral"):

            (a) All money, cash, bank accounts, deposit accounts, goods, inventory, equipment, computer hardware and software, instruments, securities, documents, documents of title, chattel paper, accounts, accounts receivable, lease receivables and leases including but not limited to, rights to rentals thereunder and the Debtor's reversionary interest in property leased thereunder and any equity rights in leases sold to third parties, contract rights, licenses, general intangibles, copyrights, patents and patents pending, trademarks and goodwill, trade secrets, credits, claims, demands and all other property of the Debtor (including but not limited to leasehold improvements); but excluding the capital stock and other equity interests held by the Debtors in their Subsidiaries and any assets held by U.S. Trust Company of New York (or its
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      successor), as Collateral Agent under the Pledge and Disbursement
      Agreement of even date herewith, by and between American Skiing Company and U.S. Trust Company of New York;

            (b) All equipment, including without limitation all fixtures, machinery, equipment, molds, dies, motor vehicles, and other goods whether now owned or hereafter acquired by the Debtor, wherever located, all replacements, substitutions and all parts thereof and all accessions thereto, as well as all of the Debtor's right, title and interest in and to any such goods now or hereafter held or used by the Debtor under any lease, lease-purchase, conditional sales, use or other agreements under which the Debtor is entitled to the use and possession thereof, with any other rights and benefits flowing from such agreements, all as may be used or useful in connection with the Debtor's business as now or hereafter carried on, any operations incidental to or associated with the same, or for any other purpose (any and all such equipment, machinery and fixtures, parts and accessions being the "Equipment");

            (c) All inventory in all of its forms, wherever located, now or hereafter existing including, but not limited to (i) raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, and (ii) goods which are returned to or repossessed by the Debtor and all accessions thereto and products thereof (any and all such inventory, accessions and products being the "Inventory");

            (d) All accounts receivable, including without limitation accounts, contracts, contract rights, chattel paper, instruments, licenses and other obligations of any kind whether now existing or hereafter arising, including without limitation any arising out of or in connection with the operation, management or rental by Debtor of skiing, recreational, commercial, hotel, retail, conference facility, food service, condominium, residential, and any other type of real estate, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being the "Receivables," and any and all such leases, security agreements and other contracts being the "Contracts");

            (e) All general intangibles including without limitation, tradenames, trademarks, servicemarks, tax refunds, the corporate name and all product names; and

            (f) All products and proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.


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      Section 1.2 Security for Obligations. This Agreement and the Security
Interest shall secure the payment and performance of the Obligations.

                                    ARTICLE 2

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

      Each Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

      Section 2.1 Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Debtor to the Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Agent pursuant to this Agreement in and to the Collateral constitutes, upon satisfaction of such filings, registrations and recordings, a perfected security interest therein (to the extent that the same can be perfected by filing, registration or recording and excepting therefore railroad cars, locomotives and other rolling stock, titled vehicles and aircraft) prior to the rights of all other Persons therein (other than any such rights pursuant to Permitted Liens) and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code to perfected security interests.

      Section 2.2 No Liens. Such Debtor is, and as to Collateral acquired by it from time to time after the date hereof such Debtor will be, the owner of all Collateral pledged by it hereunder free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein (other than in connection with Permitted Liens) adverse to the Agent.

      Section 2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as any Lender Obligations or commitments with respect thereto are outstanding, such Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Debtor or in connection with Permitted Liens.

      Section 2.4 Chief Executive Office; Records. As of the date hereof, the chief executive office of such Debtor is located at the address indicated on Exhibit A hereto for such Debtor. Such Debtor will not move its chief executive office except to such new location as such Debtor may establish in accordance with the last sentence of this Section 2.4. A complete set of books of account and records of such Debtor relating to the Receivables and the


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Contract Rights are, and will continue to be, kept at such chief executive office, at one or more of the other record locations set forth on Exhibit A hereto for such Debtor or at such new locations as such Debtor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Debtor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Debtor shall establish new locations for such offices until (a) it shall have given to the Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request and (b) with respect to such new location, it shall have taken all action reasonably satisfactory to the Agent, to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

      Section 2.5 Location of Inventory and Equipment. As of the date hereof, all Inventory and Equipment held by each Debtor is located at one of the locations shown on Exhibit B hereto for such Debtor. Each Debtor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Exhibit B hereto, or such new location as such Debtor may establish in accordance with the last sentence of this Section 2.5. Any Debtor may establish a new location for Inventory and Equipment only if (a) it shall have given to the Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request and (b) with respect to such new location, it shall have taken all action reasonably satisfactory to the Agent to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

      Section 2.6 Recourse. This Agreement is made with full recourse to each Debtor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Debtor contained herein, in the other Lender Agreements and otherwise in writing in connection herewith or therewith.

      Section 2.7 Trade Names; Change of Name. As of the date hereof, no Debtor has or operates in any jurisdiction under, or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name. No Debtor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name and new names established in accordance with the last sentence of this Section
2.7. No Debtor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (a) it shall have given to the Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Agent may reasonably request and (b) with respect to such new name, it shall have taken all action reasonably requested by the Agent, to maintain the security


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interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                                    ARTICLE 3

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

      Section 3.1 Additional Representations and Warranties. As of the time when each of its Receivables arises, each Debtor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto are what they purport to be in all material respects, and that such Receivable will, to the best knowledge of such Debtor, evidence true and valid obligations of the account debtor named therein.

      Section 3.2 Maintenance of Records. Each Debtor will keep and maintain at its own cost and expense, records of its Receivables and Contracts and such Debtor will make the same available on an Debtor's premises to the Agent for inspection, at such Debtor's own cost and expense, at any and all reasonable times upon reasonable prior notice to such Debtor. Upon the occurrence and during the continuance of an Event of Default and at the reasonable request of the Agent, such Debtor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Debtor). If the Agent so directs, upon the occurrence and during the continuance of an Event of Default such Debtor shall legend, in form and manner satisfactory to the Agent, the Receivables and the Contracts, as well as books, records and documents of such Debtor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Agent and that the Agent has a security interest therein.

      Section 3.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Agent so directs any Debtor, such Debtor agrees (a) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (b) that the Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (a) and (c) that the Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Debtor. Without notice to or assent by any Debtor, the Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the relevant Debtor or the Agent, shall be borne by the relevant Debtor. The Agent shall deliver a


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copy of each notice referred to in the preceding clause (b) to the relevant
Debtor; provided, that the failure by the Agent to so notify such Debtor shall not affect the effectiveness of such notice or the other rights of the Agent created by this Section 3.3.

      Section 3.4 Modification of Terms; etc. No Debtor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Agent, except in accordance with such Debtor's reasonable business practices.

      Section 3.5 Collection. Each Debtor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, if incurred by an Debtor or the Agent, shall be borne by the relevant Debtor.

      Section 3.6 Instruments. If any Debtor owns or acquires any Instrument constituting Collateral, such Debtor will within 10 Business Days notify the Agent thereof, and upon request by the Agent will promptly deliver such Instrument to the Agent appropriately endorsed to the order of the Agent as further security hereunder.

                                    ARTICLE 4

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

      Section 4.1 Additional Representations and Warranties. Each Debtor represents and warrants that, as of the date hereof, it is the true and lawful owner of all right, title and interest to or otherwise has the right to use the registered Marks listed in Exhibit C hereto for such Debtor and that, as of the date hereof said listed Marks constitute all the marks and applications for marks registered in the United States Patent and Trademark Office that such Debtor presently owns or uses in connection with its business. Each Debtor represents and warrants that it owns, is licensed to use or otherwise has the right to use all material Marks that it uses. Each Debtor further warrants that it has no knowledge of any third party claim that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name in any respect which could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrowers and their Restricted Subsidiaries taken as a whole. Each Debtor represents and warrants that except as listed on


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Exhibit C, as of the date hereof it is the beneficial and record owner of all trademark registrations and applications listed in Exhibit C hereto for such Debtor and that said registrations are valid and subsisting, and that such Debtor is not aware of any third-party claim that any of said registrations in respect of any material Mark is invalid or unenforceable. Each Debtor hereby grants to the Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

      Section 4.2 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify the Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Debtor believes is infringing or diluting or otherwise violating in any material respect any of such Debtor's rights in and to any material Mark, or with respect to any party claiming that such Debtor's use of any material Mark violates in any material respect any property right of that party. Each Debtor further agrees to prosecute any Person infringing any material Mark in accordance with reasonable business practices.

      Section 4.3 Preservation of Marks. Each Debtor agrees to use its Marks as required in each of the applicable jurisdictions during the time in which this Agreement is in effect, sufficiently to preserve such Marks (and any registrations thereto) as trademarks or service marks under the laws of the United States and any other applicable law; provided, that, prior to any Default, no Debtor shall be obligated to preserve any Mark in the event such Debtor determines, in its reasonable business judgment, that the preservation of such Mark is no longer desirable in the conduct of its business.

      Section 4.4 Maintenance of Registration. Each Debtor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. ss.ss. 1051 et seq. to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Marks pursuant to 15 U.S.C. ss.ss. 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Agent; provided, that, prior to any Default, no Debtor shall be obligated to maintain any Mark in the event that such Debtor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business.

      Section 4.5 Future Registered Marks. If any Mark registration issues hereafter to any Debtor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 60 days of receipt of such certificate, such Debtor shall deliver to the Agent a copy of such certificate, and an assignment for security in such Mark, to the Agent and at the expense of such Debtor, confirming the assignment for security in such


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Mark to the Agent hereunder, the form of such security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Agent.

      Section 4.6 Remedies. If an Event of Default shall occur and be continuing, the Agent may take any or all of the following actions: (a) declare the entire right, title and interest of such Debtor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Agent for the benefit of the Lenders, in which event such rights, title and interest shall immediately vest, in the Agent for the benefit of the Lenders, and the Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (b) take and use or sell the Marks and the goodwill of such Debtor's business symbolized by the Marks and the right to carry on the business and use the assets of such Debtor in connection with which the Marks have been used; and (c) direct such Debtor to refrain, in which event such Debtor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Agent, change such Debtor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Agent.

      Section 4.7 Collateral Assignment. In addition to, and not in limitation of, the grant of the security interest in Article 1 above, each Debtor hereby grants, assigns, transfers, conveys and sets over to the Agent, for the benefit of the Lenders, Debtor's entire right, title and interest in and to the Marks and Proceeds. Debtors have delivered to the Agent an Assignment of Trademarks (the "Assignment") and the Agent is hereby authorized to file such Assignment with the United States Patent and Trademark Office. Upon payment in full of all Obligations, the Agent will assign the Marks to the Debtors.

                                    ARTICLE 5

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

      Section 5.1 Additional Representations and Warranties. Each Debtor represents and warrants that, as of the date hereof, it is the true and lawful owner of all rights in (a) all material Trade Secrets and Proprietary Information necessary to operate the business of such Debtor, (b) the Patents listed in Exhibit D hereto for such Debtor and that said Patents constitute all the patents and applications for patents that such Debtor owns on the date hereof and (c) the Copyrights listed in Exhibit E hereto for such Debtor and that said Copyrights constitute all registrations of copyrights and applications for copyright registrations that such Debtor owns on the date hereof. Each Debtor further warrants that it has no knowledge of any third party claim that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any patent or any copyright or such Debtor has


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misappropriated any Trade Secret or Proprietary Information, in each case in any respect which could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrowers and their Restricted Subsidiaries taken as a whole. Each Debtor hereby grants to the Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and to record the same.

      Section 5.2 Infringements. Each Debtor agrees, promptly upon learning thereof, to furnish the Agent in writing with all pertinent information available to such Debtor with respect to any infringement, contributing infringement or active inducement to infringe in any material respect any material Patent or Copyright or to any claim that the practice of any material Patent or the use of any material Copyright violates in any material respect any property right of a third party, or with respect to any misappropriation of any material Trade Secret Right or any claim that practice of any material Trade Secret Right violates in any material respect any property right of a third party. Each Debtor further agrees, to the extent consistent with reasonable business practices, to prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right.

      Section 5.3 Maintenance of Patents. At its own expense, each Debtor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force rights under each Patent, absent prior written consent of the Agent; provided, that no Debtor shall be obligated to maintain any Patent in the event such Debtor determines, in its reasonable business judgment, that the maintenance of such Patent is no longer necessary or desirable in the conduct of its business.

      Section 5.4 Prosecution of Patent Application. At its own expense, each Debtor shall diligently prosecute all applications for Patents for such Debtor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Agent; provided, that no Debtor shall be obligated to prosecute any application in the event such Debtor determines, in its reasonable business judgment, that the prosecuting of such application is no longer necessary or desirable in the conduct of its business.

      Section 5.5 Other Patents and Copyrights. Within 60 days of the acquisition or issuance of a Patent, registration of a Copyright, or acquisition of a registered copyright, the relevant Debtor shall deliver to the Agent a copy of said Copyright or certificate or registration of said patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Agent and at the expense of such Debtor, confirming the assignment for security, the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Agent.


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      Section 5.6 Remedies. If an Event of Default shall occur and be continuing, the Agent may take any or all of the following actions: (a) declare the entire right, title, and interest of such Debtor in each of the Patents and Copyrights vested in the Agent for the benefit of the Lenders, in which event such right, title, and interest shall immediately vest in the Agent for the benefit of the Lenders, in which case the Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (b) take and practice or sell the Patents and Copyrights; and
(c) direct such Debtor to refrain, in which event such Debtor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Debtor shall execute such other and further documents as the Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Agent for the benefit of the Lenders.

                                    ARTICLE 6

                      PROVISIONS CONCERNING ALL COLLATERAL

      Section 6.1 Protection of Agent's Security. Each Debtor will at all times keep its Inventory and Equipment insured in favor of the Agent, at such Debtor's own expense to the extent and in the manner provided in the Lender Agreements; all policies or certificates with respect to such insurance (and any other insurance maintained by such Debtor) (a) shall be endorsed to the Agent's reasonable satisfaction for the benefit of the Agent (including, without limitation, by naming the Agent as additional insured and loss payee) and (b) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof by the insurer to the Agent; and certified copies of such policies or certificates with respect thereto shall be deposited with the Agent. If any Debtor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if any Debtor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Agent shall have the right (but shall be under no obligation), upon prior written notice to such Debtor, to procure such insurance and such Debtor agrees to promptly reimburse the Agent for all costs and expenses of procuring such insurance. The Agent shall, at the time any proceeds of such insurance are distributed to the Lenders, apply such proceeds in accordance with Section 7.4 hereof except as otherwise provided by the Credit Agreement. Each Debtor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Debtor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Debtor.

      Section 6.2 Further Actions. Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers


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of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

      Section 6.3 Financing Statements. Each Debtor agrees to execute and deliver to the Agent such financing statements, in form reasonably acceptable to the Agent, as the Agent may from time to time reasonably request or as are necessary or desirable in the reasonable opinion of the Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Debtor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Debtor hereby authorizes the Agent to file any such financing statements without the signature of such Debtor where permitted by law.

                                    ARTICLE 7

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

      Section 7.1 Remedies; Obtaining the Collateral Upon Default. Each Debtor agrees that, if an Event of Default shall have occurred and be continuing, then and in every such case, the Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may:

            (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Debtor;

            (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Agent;

            (iii) withdraw all monies, securities and instruments in the Cash Collateral Account and/or in any other cash collateral account for application to the Obligations in accordance with Section 7.4 hereof;

            (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Debtor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

            (v) take possession of the Collateral or any part thereof, by directing the relevant Debtor in writing to deliver the same to the Agent at any place or places reasonably designated by the Agent, in which event such Debtor shall at its own expense:

                  (x) forthwith cause the same to be moved to the place or
            places so designated by the Agent and there delivered to the Agent;

                  (y) store and keep any Collateral so delivered to the Agent at such place or places pending further action by the Agent as provided in Section 7.2 hereof; and

                  (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

            (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Agent shall in its reasonable judgment determine;

it being understood that each Debtor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by such Debtor of said obligation. The Lenders agree that this Agreement may be enforced only by the action of the Agent acting upon the instructions of the Majority Banks and that no other Lender shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of the Lenders upon the terms of this Agreement.

      Section 7.2 Remedies: Disposition of the Collateral. Any Collateral repossessed by the Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Agent or after any overhaul or repair at the expense of the relevant Debtor which the Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Debtor or any nominee of such Debtor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Debtor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in Boston, Massachusetts. To the extent permitted by any such requirement of law, the Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Debtor. If, under mandatory requirements of applicable law, the Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Debtor as hereinabove specified, the Agent need give such Debtor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

      Section 7.3 Waiver of Claims. Except as otherwise provided in this Agreement, (a) EACH DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE AGENT'S TAKING POSSESSION OR THE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and
(b) each Debtor hereby further waives, to the extent permitted by law:

            i. all damages occasioned by such taking of possession except any damages which are determined by a final, non-appealable court order to have been caused by the Agent's gross negligence or willful misconduct; and

            ii. all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent's rights hereunder; and

            (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against such Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Debtor.

      7.4   Application of Proceeds.

            (a) All moneys collected by the Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Agent hereunder, shall be applied as provided in Section 10.3 of the Credit Agreement.

            (b) Each of the Lenders agrees and acknowledges that if the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and unpaid Reimbursement Obligations with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lenders, as cash security for the repayment of Obligations owing to the Lenders as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lenders after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be distributed in accordance with Section 10.3 of the Credit Agreement.

            (c) It is understood and agreed that the Debtors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

      Section 7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Lender Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Debtor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Agent to any other or further action in any circumstances without notice or demand. In the event that the Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

      Section 7.6 Discontinuance of Proceedings. In case the Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case the relevant Debtor, the Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Agent shall continue as if no such proceeding had been instituted.

                                   ARTICLE 8

                                  DEFINITIONS

      In addition to terms defined elsewhere herein, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

      "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

      "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Agent for the benefit of the Lenders.

      "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Massachusetts.

      "Contract Rights" shall mean all rights of any Debtor (including, without limitation, all rights to payment) under each Contract.

      "Copyrights" shall mean any United States copyright owned (or subject to the rights of ownership) by any Debtor, including any registrations of any copyright, in the United States Copyright Office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office by any Debtor.

      "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

      "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Massachusetts.

      "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

      "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Massachusetts.

      "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Massachusetts.

      "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Massachusetts.

      "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Debtor's property.

      "Marks" shall mean any United States trademarks, service marks and trade names now owned, subject to a right of ownership or hereafter acquired by any Debtor, including any registration of, or application for, any trademarks and service marks in the United States Patent and Trademark Office, and any trade dress including logos and/or designs used by any Debtor in the United States.

      "Obligations" shall mean (a) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of each Debtor now existing or hereafter incurred under, arising out of or in connection with any Lender Agreement to which such Debtor is a party and the due performance and compliance by each Debtor with the terms of each such Lender Agreement; (b) any and all sums advanced by the Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (c) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; (d) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; and (e) all other Lender Obligations.

      "Patents" shall mean any United States patent owned, subject to a right of ownership by or hereafter acquired by any Debtor and any divisions, continuations, reissues, reexaminations, extensions or renewals thereof, as well as any application for a United States patent now or hereafter made by any Debtor or subject to a right of ownership in such Debtor.

      "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Agent or any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of govern-mental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Proprietary Information" means all information and know-how worldwide, including, without limitation, technical data, manufacturing data, research and development data, manufacturing data, research and development data, data relating to compositions, processes and formulations, manufacturing and production know-how and experience, management know-how, training programs, manufacturing, engineering and other drawings, specifications, performance criteria, operating instructions, maintenance manuals, technology, technical information, software, engineering and computer data and databases, design and engineering specifications, catalogs, promotional literature and financial, business and marketing plans, inventions and invention disclosures.

      "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

      "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of the Debtor worldwide whether written or not written.

                                    ARTICLE 9

                                  MISCELLANEOUS

      Section 9.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

            (a)   if to any Debtor:

                  c/o America Skiing Company
                  P.O. Box 450

                  Bethel, Maine 04217
                  Attn: Thomas Richardson

            (b)   if to the Agent:

                  Fleet National Bank, as Agent
                  One Federal Street
                  Boston, MA 02211
                  Attention:  Mr. David B. Henderson

            (c) if to any Lender, at such address as such Lender shall have specified in the Credit Agreement.

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

      Section 9.2 Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Debtor directly affected thereby and the Agent (with the consent of the Majority Lenders (or, to the extent required by Section 11.1 of the Credit Agreement, all of the Lenders).

      Section 9.3 Obligations Absolute. The obligations of each Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Debtor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Lender Agreement; or (c) any amendment to or modification of any Lender Agreement or any security for any of the Obligations whether or not any Debtor shall have notice or knowledge of any of the foregoing.

      Section 9.4 Successors and Assigns. This Agreement shall be binding upon each Debtor and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. All agreements, statements, representations and warranties made by each Debtor herein or in any certificate or other instrument delivered by such Debtor or on its behalf under this Agreement shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this Agreement and the other Lender Agreements regardless of any investigation made by the Agent or the Lenders or on their behalf.

      Section 9.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

      Section 9.6 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

      Section 9.7 Debtor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of each Debtor under or with respect to any Collateral.

      Section 9.8 Termination; Release. After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth in the Credit Agreement shall survive such termination) and the Agent, at the request and expense of the respective Debtor, will promptly execute and deliver to such Debtor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which all Obligations have been paid in full, all commitments with respect thereto have terminated, no Note is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all other Obligations then due and payable have been paid in full.

      Section 9.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Debtor and the Agent.

      Section 9.10 The Agent. The Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Agent shall act hereunder on the terms and conditions set forth in this Agreement and in Section 12 of the Credit Agreement.

      WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                       DEBTORS:


                                       SUGARLOAF MOUNTAIN CORPORATION
                                       MOUNTAINSIDE
                                       SUGARTECH


                                       By /s/ Thomas M. Richardson
                                          ---------------------------
                                       Name: Thomas M. Richardson
                                       Title: Treasurer


                                       AGENT:

                                       FLEET NATIONAL BANK, as Agent



                                       By /s/ David B. Henderson
                                          ---------------------------
                                       Name: David B. Henderson
                                       Title: Vice President

                                                                   EXHIBIT A
                                                                      to
                                                                   SECURITY
                                                                   AGREEMENT

                      SCHEDULE OF CHIEF EXECUTIVE OFFICES
                          AND OTHER RECORD LOCATIONS

DEBTOR                           ADDRESS                 PRINCIPAL FUNCTION
--------------------------------------------------------------------------------

Sugarloaf Mountain Corporation  RR#1, Box 500,
                                Kingfield, Maine 04947-9799

                                                                   EXHIBIT B
                                                                      to
                                                                   SECURITY
                                                                   AGREEMENT

                             SCHEDULE OF INVENTORY
                            AND EQUIPMENT LOCATIONS

                                                      Principal   Owned/
Name                          Address                 Function    Leased
--------------------------------------------------------------------------------

Sugarloaf Mountain Corporation
Maine:                        Newry, Maine 04217      Executive   Both
                                                      Offices
Maine:                        Kingfield, Maine 04947  Ski resort  Both

Sugartech
Maine:                        Newry, Maine 04217      Executive   Both
                                                      Offices
Maine:                        Kingfield, Maine 04947  Ski Resort  Both

Mountainside
Maine:                        Newry, Maine 04217      Executive   Both
                                                      Offices
Maine:                        Kingfield, Maine 04947  Ski resort  Both

                                                                   EXHIBIT C
                                                                      to
                                                                   SECURITY
                                                                   AGREEMENT

                                  LIST OF MARKS

                        Sugarloaf Mountain Corporation

Serial No. 74-613,971        12/20/94     SUPERQUAD

Registration No. 930,239     2/29/72      SUGARLOAF, U.S.A.
                                          and Design

                                                                     EXHIBIT D
                                                                      to
                                                                      SECURITY
                                                                     AGREEMENT

                        LIST OF PATENTS AND APPLICATIONS

NONE

                                                                     EXHIBIT E
                                                                       to
                                                                      SECURITY
                                                                     AGREEMENT

                      LIST OF COPYRIGHTS AND APPLICATIONS

NONE